SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                 August 9, 2004
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                              KIRLIN HOLDING CORP.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                           0 -25336              11-3229358
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(State or Other Jurisdiction           (Commission File           IRS Employer
    of Incorporation)                         Number)        Identification No.)

6901 Jericho Turnpike, Syosset, NY                                     11791
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code                (800) 899-9400
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  5. OTHER EVENTS.

      On August 9, 2004, Kirlin Securities, Inc. and certain present or former Kirlin personnel concluded a settlement with the NASD to resolve three NASD disciplinary proceedings and an investigation by the NASD Department of Enforcement relating to alleged violations of NASD Conduct Rules and the federal securities laws occurring from late 1995 to 2001. Each of these disciplinary proceedings and the investigation were previously reported by the Company in prior periodic filings with the Securities and Exchange Commission. Pursuant to the settlement, without admitting or denying any violation or wrongdoing, Kirlin consented to a fine in the amount of $155,800, restitution to customers in the amount of $1,044,201 and the requirement to pre-file all firm advertising materials for one year. Kirlin also agreed to retain, at its own expense, an independent consultant to review and make recommendations concerning the adequacy of the firm's current supervisory and operating procedures as they relate to the settled matters. The independent consultant's recommendations must also be submitted to NASD. Anthony J. Kirincic, Kirlin's Co-Chief Executive Officer and the Company's President, also agreed to settle allegations that he failed to reasonably supervise Kirlin's personnel with respect to certain of these matters. Without admitting or denying any violation or wrongdoing, Mr. Kirincic consented to a fine in the amount of $25,000 and a 30-day suspension as a general securities principal. A former Kirlin branch manager and two former sales representatives also agreed to fines totaling $35,000 and other disciplinary sanctions in connection with the settlement.

      Specifically, and pursuant to the settlement, Kirlin consented, without admitting or denying any violation or wrongdoing, to the following:

      First, Kirlin agreed to settle a disciplinary proceeding filed by the NASD Department of Enforcement in March 2003 against Kirlin, Mr. Kirincic and a Kirlin bond trader related to sales of certain fixed income securities to clients of the firm from November 1995 to late 1999. Certain of these securities were issued in $250,000 denominations. In connection with this settlement, Kirlin consented to NASD findings that Kirlin violated provisions of the NASD Conduct Rules and/or the federal securities laws related to the following (all of which activity occurred prior to December 1999): (i) sales of unregistered securities stemming from the sale of the fixed income securities in smaller denominations; (ii) placement of false and misleading advertising relating to these securities; (iii) charging markups or markdowns with respect to purchases or sales of the securities that exceeded the amounts permissible under NASD rules by a total of approximately $640,000; (iv) charging markups or markdowns with respect to certain purchases or sales of these securities that violated antifraud provisions of the federal securities laws in the total amount of approximately $36,000; (v) failure to maintain inventory sheets that were distributed to certain employees with respect to the securities; and (vi) failure to establish and enforce supervisory procedures to assure compliance with federal laws and NASD rules to prevent the aforementioned alleged violations. Without admitting or denying any violation or wrongdoing, Mr. Kirincic also consented to NASD findings that he failed to establish and maintain an adequate supervisory system with respect to the advertising and sale of the fixed income securities and that he failed reasonably to ensure that Kirlin preserved inventory sheets regarding the securities. The Kirlin bond trader earlier had consented, without admitting or denying any violation of NASD rules or the federal securities laws, to NASD findings that he participated in, or failed reasonably to supervise allegedly excessive markups or markdowns related to these bond transactions.


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      Second, Kirlin agreed to settle a disciplinary proceeding filed by the
NASD Department of Enforcement in July 2003 against Kirlin and three of its former registered representatives regarding the amount of transaction charges imposed on 118 transactions emanating from the firm's San Francisco branch office in late l999 and late 2000. In connection with this settlement, Kirlin consented to NASD findings that Kirlin imposed fees or charges with respect to these transactions that were excessive or unreasonable in light of the circumstances surrounding those trades. More specifically, NASD found that the charges imposed by Kirlin exceeded fair and reasonable transaction charges by a total of approximately $169,000. NASD also found that Kirlin and a former branch manager failed to supervise reasonably certain registered representatives regarding these transactions and that Kirlin did not maintain or enforce supervisory procedures reasonably designed to ensure compliance with applicable rules. With respect to these matters, a former branch manager and two former sales representatives also agreed, without admitting or denying any violation or wrongdoing, to consent to NASD's findings.

      Third, Kirlin agreed to settle a disciplinary proceeding filed by the NASD Department of Enforcement in August 2003 relating to alleged violations in 1999, 2000 and 2001. The settlement of this proceeding involves NASD findings that Kirlin failed to conduct a branch audit, failed to timely report statistical and summary information regarding nine customer complaints, failed to designate a supervisor to enforce the firm's procedures related to review of equity securities transactions, and committed alleged books and records and trade reporting violations. In connection with the same disciplinary action, Mr. Kirincic also agreed, without admitting or denying any violation or wrongdoing, to settle NASD's allegations that he failed to ensure completion of a branch audit and that he failed to enforce adequately the firm's supervisory procedures.

      Fourth, Kirlin agreed to resolve matters related to an NASD investigation regarding alleged violations of the federal securities and NASD rules between October 1, 1999 and December 31, 1999. The investigation centered on intra-day trading profits that Kirlin allegedly received on at least 90 transactions with a customer. In connection with this settlement, Kirlin consented to NASD findings that Kirlin, through certain of its employees: (i) improperly treated the transactions as "true principal transactions," charged undisclosed markups or markdowns that resulted in Kirlin receiving at least $622,703 in undisclosed trading profits (at least $233,500 of which were retained by Kirlin and will be reimbursed by Kirlin under the settlement), and misrepresented to the customer the amount of compensation the firm received, in violation of the antifraud provisions of the federal securities laws and NASD rules; (ii) falsified or destroyed certain trade tickets or other records and issued false and misleading confirmation statements in violation of the federal securities laws and NASD rules, (iii) failed to obtain best execution, (iv) committed numerous trade reporting errors, and (v) failed to establish and maintain supervisory procedures reasonably designed to achieve compliance with federal securities laws and NASD rules. With respect to this investigation, a former branch manager of Kirlin's San Francisco branch office also agreed, without admitting or denying any violation or wrongdoing, to resolve allegations that she failed to supervise reasonably or to inquire adequately regarding conduct related to these matters.

      The Company had previously recorded an accrual in the amount of $1,250,000 in its consolidated statement of financial condition at December 31, 2003 for this settlement.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     August 13, 2004                    KIRLIN HOLDING CORP.
                                              (Registrant)


                                              By:  /s/ Barry E. Shapiro
                                                   -----------------------------
                                                   Barry E. Shapiro
                                                   Chief Financial Officer


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